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                                                                       EXHIBIT 1

                             JOINT FILING AGREEMENT

     Pursuant to Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that only one statement containing the information required by Schedule 13D needs to be filed with respect to the ownership by each of the undersigned of shares of stock of Alarmguard Holdings, Inc.

     EXECUTED this 11th day of March, 1998.

                                 CANAAN EQUITY L.P.

                                 By:   Canaan Equity Partners LLC
                                       Its General Partner

                                     By:        *
                                    ----------------------------
                                        Member/Manager

                                    CANAAN EQUITY PARTNERS LLC

                                    By:         *
                                    ----------------------------
                                    Member/Manager

                                     *
                                    ----------------------------
                                    Harry T. Rein

                                     *
                                    ----------------------------
                                    Stephen L. Green

                                     *
                                    ----------------------------
                                    Deepak Kamra

                                     *
                                    ----------------------------
                                    Gregory Kopchinsky

                                     *
                                    ----------------------------
                                    Robert J. Migliorino

                                     *
                                    ----------------------------
                                    Guy M. Russo

                                     *
                                    ----------------------------
                                    Eric A. Young

*/s/ Guy M. Russo
 ----------------
 Guy M. Russo
 As Attorney-in-Fact

     This Schedule 13D was executed by Guy M. Russo pursuant to the Power of Attorney, which is attached hereto as Exhibit 2.